                                                 -------------------------------
                                                          OMB APPROVAL
                                                 -------------------------------
                                                 OMB Number:           3235-0056
                                                 Expires:     September 30, 2000
                                                 Estimated average burden
                                                 hours per response:           8
                                                 -------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   EXULT, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                                   33-0831076
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


       4 PARK PLAZA, SUITE 350                             92630
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                       Name of each exchange on which
    to be so registered                       each class is to be registered
---------------------------------------    -------------------------------------
          None.
---------------------------------------    -------------------------------------

---------------------------------------    -------------------------------------

---------------------------------------    -------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to
which this form relates: 333-31754 (if applicable)
                         ---------

Securities to be registered pursuant to Section 12(g) of the Act:


                    COMMON STOCK, PAR VALUE $0.0001 PER SHARE
--------------------------------------------------------------------------------
                                (Title of Class)


--------------------------------------------------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        This registration statement relates to the registration with the Securities and Exchange Commission of shares of Common Stock, par value $0.0001 (the "Common Stock"), of Exult, Inc., a Delaware corporation (the "Registrant"). The description of the Common Stock to be registered hereunder set forth under the caption "Description of Capital Stock" at page 58 of the Registrant's Registration Statement on Form S-1, Registration No. 333-31754 (the "Registration Statement"), filed with the Securities and Exchange Commission, as amended, is incorporated herein by this reference.

ITEM 2. EXHIBITS.

        The following documents are included as Exhibits to Registrant's Registration Statement and incorporated herein by this reference:

             Exhibit Description                                                       Form S-1 Exhibit Number
             -------------------                                                       -----------------------
        (a)  Fourth Amended and Restated Certificate of Incorporation of EXULT, INC.                3.1

        (b)  Amended and Restated Bylaws of EXULT, INC.                                             3.2

        (c)  Specimen certificate representing shares of common stock of the Company                4.2


                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)  EXULT, INC.
              ------------------------------------------------------------------

Date          March 21, 2000
              ------------------------------------------------------------------

By            /s/ DOUGLAS L. SHURTLEFF
              ------------------------------------------------------------------
              Douglas L. Shurtleff, Chief Financial Officer



                                       2